EXHIBIT (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 218 to Registration Statement No. 002-90946 on Form N-1A of our reports dated as indicated on the attached Appendix A, relating to the financial statements and financial highlights of the Funds and Portfolios listed on the attached Appendix A, certain of the funds constituting Eaton Vance Mutual Funds Trust (the “Trust”), appearing in the Annual Reports on Form N-CSR of the Trust for the period ended October 31, 2013, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

Appendix A

Eaton Vance Mutual Funds Trust

Report Date:

Funds/Portfolios:

December 11, 2013

Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund)

December 11, 2013

Tax-Managed International Equity Portfolio

December 11, 2013

Eaton Vance Tax-Managed Small-Cap Value Fund

December 11, 2013

Tax-Managed Small-Cap Value Portfolio

December 11, 2013

Eaton Vance U.S. Government Money Market Fund

December 12, 2013

Eaton Vance Tax-Managed Small-Cap Fund

December 12, 2013

Tax-Managed Small-Cap Portfolio

December 13, 2013

Eaton Vance Global Dividend Income Fund

December 13, 2013

Eaton Vance Government Obligations Fund

December 13, 2013

Government Obligations Portfolio

December 13, 2013

Eaton Vance Tax-Managed Global Dividend Income Fund

December 13, 2013

Eaton Vance Tax-Managed Value Fund

December 13, 2013

Tax-Managed Value Portfolio

December 17, 2013

Eaton Vance Floating-Rate Advantage Fund

December 17, 2013

Senior Debt Portfolio

December 17, 2013

Eaton Vance Tax-Managed Multi-Cap Growth Fund

December 17, 2013

Tax-Managed Multi-Cap Growth Portfolio

December 18, 2013

Eaton Vance Floating-Rate Fund

December 18, 2013

Floating Rate Portfolio

December 18, 2013

Eaton Vance High Income Opportunities Fund

December 18, 2013

High Income Opportunities Portfolio

December 19, 2013

Eaton Vance Diversified Currency Income Fund

December 19, 2013

International Income Portfolio

December 19, 2013

Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund)

December 19, 2013

Short-Term U.S. Government Portfolio

December 19, 2013

Eaton Vance Tax-Managed Equity Asset Allocation Fund

December 20, 2013

Eaton Vance Emerging Markets Local Income Fund

December 20, 2013

Emerging Markets Local Income Portfolio

December 20, 2013

Eaton Vance Global Macro Absolute Return Advantage Fund

December 20, 2013

Global Macro Absolute Return Advantage Portfolio

December 20, 2013

Eaton Vance Global Macro Absolute Return Fund

December 20, 2013

Global Macro Portfolio

December 23, 2013

Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund)

December 23, 2013

Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio)

December 23, 2013

Eaton Vance Currency Income Advantage Fund

December 23, 2013

Currency Income Advantage Portfolio

December 23, 2013

Eaton Vance Floating-Rate & High Income Fund

December 23, 2013

Eaton Vance Multi-Strategy Absolute Return Fund

December 23, 2013

Eaton Vance Multi-Strategy All Market Fund

December 23, 2013

Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund)